UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

(Amendment No. 1)

Current Report Pursuant to Section 13 or 15(d) of

the Securities Act of 1934

Date of Report (Date of earliest event reported): December 27, 2012

Milagro Oil & Gas, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-177534	26-1307173
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1301 McKinney, Suite 500, Houston, Texas		77010
(Address of principal executive offices)		(Zip Code)

(713) 750-1600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.133-4(c))

Item 1.01	Entry into a Material Definitive Agreement

As was previously announced in the Current Report on Form 8-K filed on December 17, 2012, on December 13, 2012, James G. Ivey, the President and Chief Executive Officer of Milagro Oil & Gas, Inc. (the “Company”), as well as a director of the Company, resigned, effective immediately and his employment agreement with the Company was terminated.

Effective December 27, 2012, the Company entered into a Severance Agreement and Mutual Release with Mr. Ivey whereby (i) the termination of his employment agreement with the Company was confirmed, subject to the continued enforcement of the provisions relating to non-competition, non-solicitation, non-disparagement and confidentiality; (ii) he and the Company entered into mutual releases; (iii) he is entitled to a one time payment of $300,000, reflecting the expected bonus he would have earned for 2012; and (iv) he is entitled to receive his base salary of $25,000 per month for the next twelve months.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Severance Agreement and Mutual Release of Mr. Ivey, which is attached as Exhibit 10.1 hereto and incorporated by reference herein in its entirety.

Item 1.02	Termination of a Material Definitive Agreement.

The text set forth in Item 1.01 regarding the termination of the employment agreement of Mr. Ivey, and the terms and conditions of the Separation Agreement and Mutual Release with the Company, is incorporated into this Item 1.02 by reference.

Item 9.01	Financial Statements and Exhibits

(a) Financial Statements of business acquired

None.

(b) Pro Forma Financial Information

None.

(c) Shell Company Transactions

None.

(d) Exhibits

*10.1	Severance Agreement and Mutual Relase between Milagro Holdings, LLC and James G. Ivey dated effective December 27, 2012.

10.2	Employment Agreement of James G. Ivey dated January 1, 2009 (incorporated by reference to Exhibit 10.3 to the Registration Statement on Form S-4 of Milagro Oil & Gas, Inc. filed on October 27, 2011).

*	Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Milagro Oil & Gas, Inc.

Dated: January 2, 2013	/s/ Robert D. LaRocque
Robert D. LaRocque
Chief Financial Officer

Exhibit Index

*10.1	Severance Agreement and Mutual Relase between Milagro Holdings, LLC and James G. Ivey dated effective December 27, 2012.

10.2	Employment Agreement of James G. Ivey dated January 1, 2009 (incorporated by reference to Exhibit 10.3 to the Registration Statement on Form S-4 of Milagro Oil & Gas, Inc. filed on October 27, 2011).

*	Filed herewith